                                                                    EXHIBIT 32.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            Pursuant to 18 U.S.C.  1350,  as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, the undersigned,  A. F. Petrocelli,  Chairman,
President and Chief Executive  Officer of United Capital Corp., (the "Company"),
does hereby  certify,  with respect to the Annual  Report of the Company on Form
10-K/A for the period ended December 31, 2004 (the "Report") that:

1.          The Report fully complies with the  requirements of Section 13(a) or
            15(d) of the Securities Exchange Act of 1934; and

2.          The  information  contained in the Report  fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated:  April 29, 2005

                             By: /s/ A. F. Petrocelli
                                 -----------------------------------------------
                                 A. F. Petrocelli
                                 Chairman, President and Chief Executive Officer